                                                                    EXHIBIT 10.4

                                 OFFICE LEASE
                      ORIX PRIME WEST BROOMFIELD VENTURE
                                  "LANDLORD"

                                      and

                                TRANSECON, INC.
                                   "TENANT"

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1
DEMISE....................................................................................................  1
         1.1         Demise...............................................................................  1

ARTICLE 2
TERM......................................................................................................  1
         2.1         Term.................................................................................  1
         2.2         Supplemental Agreement...............................................................  1
         2.3         Landlord's Work......................................................................  1

ARTICLE 3
RENT......................................................................................................  2
         3.1         Base Rent............................................................................  2
         3.2         Additional Rent......................................................................  2
         3.3         Interest on Late Payments and Late Payment
                     Charge...............................................................................  2

ARTICLE 4
TAXES AND OPERATING EXPENSE ADJUSTMENT....................................................................  2
         4.1         Definitions..........................................................................  2
         4.2         Payments of Taxes and Operating Expenses.............................................  4
         4.3         Reimbursement Survives Termination...................................................  5

ARTICLE 5
BUILDING SERVICES.........................................................................................  6
         5.1         Standard Services....................................................................  6
         5.2         Interruption of Standard Services....................................................  6
         5.3         Services Paid by Tenant..............................................................  7
         5.4         Above-Standard Service Requirements..................................................  7
         5.5         Cleaning.............................................................................  7
         5.6         Re-Lamping...........................................................................  8
         5.7         Fiber Optic..........................................................................  8
         5.8         After Hours Access...................................................................  8

ARTICLE 6
TENANT REPAIR.............................................................................................  8
         6.1         Damage by Tenant.....................................................................  8
         6.2         Maintenance..........................................................................  8
         6.3         Good Condition.......................................................................  9
         6.4         Surrender............................................................................  9
         6.5         Broken Glass.........................................................................  9

ARTICLE 7
ASSIGNMENT AND SUBLETTING.................................................................................  9
         7.1         Limitations..........................................................................  9
         7.2         Acceptance of Performance............................................................ 10
         7.3         Document Review...................................................................... 10
         7.4         Subletting........................................................................... 10
         7.5         Affiliated Entity.................................................................... 10

ARTICLE 8
TRANSFER BY LANDLORD AND LIMITED LIABILITY................................................................ 11
         8.1         Transfer of Landlord's Interest...................................................... 11
         8.2         Limited Liability of Landlord........................................................ 11
         8.3         Limited Liability of Tenant.......................................................... 11

ARTICLE 9
USE OF LEASED PREMISES.................................................................................... 11
         9.1         Use.................................................................................. 11
         9.2         Compliance with Rules and Regulations................................................ 11
         9.3         Electronics Testing Lab.............................................................. 12

ARTICLE 10
INSURANCE................................................................................................. 12
         10.1        Tenant's Insurance................................................................... 12
         10.2        Landlord's Insurance................................................................. 13
         10.3        Subrogation.......................................................................... 13

ARTICLE 11
OBSERVANCE OF LAW......................................................................................... 14
         11.1        Law.................................................................................. 14
         11.2        Taxes................................................................................ 14

ARTICLE 12
WASTE AND NUISANCE........................................................................................ 14

ARTICLE 13
ENTRY BY LANDLORD......................................................................................... 14

ARTICLE 14
INDEMNIFICATION OF LANDLORD............................................................................... 15
         14.1        Tenant's Indemnity................................................................... 15
         14.2        Landlord's Indemnity................................................................. 15
         14.3        Comparative Negligence............................................................... 16

ARTICLE 15
ALTERATIONS............................................................................................... 16
         15.1        Alterations by Tenant................................................................ 16
         15.2        Alterations by Landlord.............................................................. 17

ARTICLE 16
SIGNS AND ADVERTISING..................................................................................... 17

ARTICLE 17
SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST............................................................. 18

ARTICLE 18
ESTOPPEL CERTIFICATE/FINANCIAL INFORMATION................................................................ 18
         18.1        Estoppel Certificate................................................................. 18
         18.2        Financial Information................................................................ 19

ARTICLE 19
QUIET ENJOYMENT........................................................................................... 19

ARTICLE 20
FIXTURES.................................................................................................. 19

ARTICLE 21
DAMAGE OR DESTRUCTION..................................................................................... 20
         21.1        Casualty............................................................................. 20
         21.2        Casualty Caused by Tenant............................................................ 20

ARTICLE 22
CONDEMNATION.............................................................................................. 20
         22.1        Eminent Domain....................................................................... 20
         22.2        Damages.............................................................................. 21
         22.3        Restoration.......................................................................... 21

ARTICLE 23
LOSS AND DAMAGE AND DELAY................................................................................. 21
         23.1        Loss and Damage...................................................................... 21
         23.2        Delays............................................................................... 21

ARTICLE 24
DEFAULT AND REMEDIES...................................................................................... 22
         24.1        Default by Tenant.................................................................... 22
         24.2        Remedies of Landlord................................................................. 22
         24.3        Landlord's Default................................................................... 24
         24.4        Personal Property Lien............................................................... 24

ARTICLE 25
HOLDING OVER.............................................................................................. 24

ARTICLE 26
NOTICE.................................................................................................... 25
         26.1        Notice............................................................................... 25
         26.2        Change of Address.................................................................... 26

ARTICLE 27
SECURITY DEPOSIT.......................................................................................... 26

ARTICLE 28
MISCELLANEOUS PROVISIONS.................................................................................. 26
         28.1        Captions............................................................................. 26
         28.2        Waiver............................................................................... 26
         28.3        Entire Agreement..................................................................... 26
         28.4        Severability......................................................................... 27
         28.5        Modification......................................................................... 27
         28.6        Governing Law........................................................................ 27
         28.7        Successors and Assigns............................................................... 27
         28.8        Authorization to Execute............................................................. 27
         28.9        Guaranty of Lease.................................................................... 27
         28.10       Approval of Documents................................................................ 27
         28.11       Attorneys Fees....................................................................... 27
         28.12       Use of Names......................................................................... 27

ARTICLE 29
SUBSTITUTION OF PREMISES.................................................................................. 27
         29.1        Intentionally Deleted................................................................ 27

ARTICLE 30
RECORDING................................................................................................. 28

ARTICLE 31
REAL ESTATE BROKER........................................................................................ 28

ARTICLE 32
RENT PREPAYMENT........................................................................................... 28
         32.1        Intentionally Deleted................................................................ 28

ARTICLE 33
OPTION.................................................................................................... 28
         33.1        Option to Extend..................................................................... 28
         33.2        Right of First Refusal............................................................... 30
         33.3        Option to Purchase................................................................... 31


EXHIBIT A -    FLOOR PLAN

EXHIBIT B -    LEGAL DESCRIPTION

EXHIBIT C -    TENANT WORK LETTER

EXHIBIT D -    SUPPLEMENTAL AGREEMENT

EXHIBIT E -    SUBLEASE AGREEMENT

EXHIBIT F -    RULES AND REGULATIONS

EXHIBIT G -    RESERVED PARKING DESIGNATION

                                     LEASE
                           360 INTERLOCKEN BOULEVARD
                             BROOMFIELD, COLORADO


     THIS LEASE is made this 19th day of June 1996, by and between ORIX PRIME WEST BROOMFIELD VENTURE, a Colorado general partnership ("Landlord") and TRANSECON, INC., a Colorado corporation ("Tenant").

                            W I T N E S S E T H  :


                                   ARTICLE 1

                                    DEMISE
                                    ------

      1.1      Demise.  Landlord does hereby lease to Tenant and Tenant hereby
               ------
leases from Landlord Suite 300 (the "Premises") consisting of approximately 18,011 rentable square feet (the "Rentable Area"), such Premises generally depicted on the floor plan attached hereto as Exhibit A, which Premises are
                                              ---------
situated in that certain building known as 360 Interlocken Building, located at 360 Interlocken Boulevard, Broomfield, Colorado (the "Building"), which Building is situated on that certain real Property (the "Property") legally described in

Exhibit B, attached hereto, together with a non-exclusive right subject to the
---------
provisions hereof, to use all appurtenances thereto, including, but not limited to, any plazas, common areas, walkways or other areas in the Building or on the Property designated by Landlord for the exclusive or non-exclusive use of the tenants of the Building, all of which inclusive of the Building are hereinafter collectively called the "Building Complex".

     Such letting and hiring is upon and subject to the terms, conditions and covenants herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, conditions and covenants by it to be kept and performed and that this Lease is made upon the condition of such performance.


                                   ARTICLE 2

                                      TERM
                                      ----

      2.1      Term.  The term of this Lease and Tenant's obligation to pay rent
               ----
shall commence on the earlier to occur of (a) the date which is seventy-five
(75) days after full execution hereof, or (b) the date upon which Tenant takes occupancy of the Premises for the purposes of conducting its business (the "Commencement Date") and shall end at 5:00 p.m. on the last day of the sixtieth
(60th) month thereafter, unless extended or sooner terminated as herein provided (the "Lease Term").

      2.2      Supplemental Agreement.  Within five (5) days after the
               ----------------------
commencement of the term of this Lease, Tenant agrees to execute a Supplemental Agreement in the form attached as Exhibit D to become a part hereof, setting
                                  ---------
forth the commencement and termination dates of the term of this Lease and such other information as set forth therein in accordance with Paragraph 2.1 above.

      2.3      Landlord's Work.  Other than as set forth in the Tenant Work
               ---------------
Letter, Landlord shall have no obligation for the completion of the Premises and Tenant shall accept the Premises in its "AS IS" condition as of the date Landlord delivers possession thereof in accordance with the provisions of the Tenant Work Letter, including any punch list items.

                                   ARTICLE 3

                                     RENT
                                     ----

      3.1      Base Rent.  Tenant agrees to pay as base annual rent (the "Base
               ---------
Rent") during the Term of this Lease the sum of $16.00 per rentable square foot of the Premises per annum, triple net, which equates to approximately $288,176.00 per annum payable in equal monthly installments of $24,014.67, without notice, deduction, set-off or abatement to the Landlord at the address of Landlord as set forth in Section 26.1 or at such other address as the Landlord may notify the Tenant of in writing, in lawful money of the United States payable in advance on the first day of each month. If the Lease Term commences or terminates on a day other than the first or last day of a calendar month respectively, then the installments of Base Rent for such month or months shall be prorated and the installments so prorated shall be paid in advance. The term "Lease Year" shall mean each twelve month period subsequent to the Commencement Date.

      3.2      Additional Rent.  Any other sums of money or charges to be paid
               ---------------
by the Tenant pursuant to the provisions of this Lease may be designated as "Additional Rent". A failure to pay Additional Rent shall be treated in all events as the failure to pay rent.

      3.3      Interest on Late Payments and Late Payment Charge. Any rent
               -------------------------------------------------
(whether Base Rent or Additional Rent) or other amount due from Tenant to Landlord under this Lease not paid within five (5) days of the date due shall bear interest from the date due until the date paid at the rate of two percent (2%) per month (the "Default Rate"), but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. Failure to charge or collect such interest in connection with any one or more such late payments shall not constitute a waiver of Landlord's right to charge and collect such interest in connection with any other or similar or like late payments.

     Furthermore, in the event any rent or other amounts owing hereunder are not paid within five (5) days after the due date, then Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, in addition to such required payment, Tenant shall pay to Landlord an additional one time late charge for any such late payment in the amount of five percent (5%) of the amount of such late payment.

     Notwithstanding the above, Landlord agrees that it shall waive such late charge and interest twice during any calendar year provided Tenant is not otherwise in default hereunder. Tenant shall not be deemed late if the Rent payment is postmarked by the United States Post Office no later than the last day of the five (5) day period set forth above, the payment is actually received and Tenant uses all reasonable efforts to make all payments when due.


                                   ARTICLE 4

                    TAXES AND OPERATING EXPENSE ADJUSTMENT
                    --------------------------------------

     In addition to Base Rent, Tenant shall reimburse Landlord for Real Estate Taxes and Operating Expenses (which sum may be adjusted pursuant to Section 4.2) for the Building Complex as hereinafter set forth in this Section.

      4.1      Definitions.  The following terms shall have the following
               -----------
meanings with respect to the provisions of this Section 4.1:

               (a) "Tenant's Proportionate or Prorata Share" shall mean that fraction, the numerator of which is the Rentable Area of the Premises and the denominator of which is 51,430 square feet being the total Rentable Area of the Building Complex and is equal to 35% which calculation shall be final except as specifically set forth herein. At such time, if ever, any space is added to or subtracted from the Premises as hereinbelow provided, the Tenant's Prorata Share shall be adjusted accordingly. Landlord's system for measurement of rentable area shall be a modified BOMA, as determined by Landlord, and as applied to all tenants.

               (b) "Real Estate Taxes" shall include (a) any form of assessment (including any so-called "special" assessments), license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building, Property, or Building Complex or any legal or equitable interest of the Landlord therein; (b) any tax on the Landlord's right to rent or other income from the Premises or against the Landlord's business of leasing the Premises; and (c) any assessments, tax, fee, levy or charge in substitution, partially or totally, of or in addition to any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes which may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of the Landlord and the Tenant that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of Real Estate Taxes for purposes of this Lease. The following shall also be included within the definition of Real Estate Taxes for purposes of this Lease, provided, however, that the Tenant shall pay the Landlord the entire amount thereof: (i) any tax allocable to or measured by the area of the Premises or the rental payable hereunder, including without limitation, any gross income, privilege, sales or excise tax levied by the State, any political subdivision thereof, city, municipal or federal government, with respect to the receipt of such rental, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by the Tenant of the Premises or any portion thereof; and (ii) any tax upon this transaction or any document to which the Tenant is a party, creating or transferring an interest or an estate in the Premises. "Real Estate Taxes" shall not include the Landlord's federal or state income, franchise, inheritance or estate taxes. "Real Estate Taxes" included in this definition mean taxes or assessments in the year assessed, without regard to the year in which same become due or payable.

               (c) "Operating Expenses" shall mean all maintenance and operating costs of any kind or nature with respect to the operation, ownership and maintenance of the Building Complex and shall include, but not be limited to, the cost of building supplies, window cleaning, costs incurred in connection with all energy sources for the Building such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil; the costs of water and sewer service, janitorial services, both interior and exterior, general maintenance and repair of the Building Complex including the heating and air conditioning systems and structural components of the Building; landscaping, maintenance, repair and striping of all parking areas; insurance, including fire and extended coverage and public liability insurance and any rental insurance and all risk insurance carried by Landlord pursuant to Section 10.2; labor costs incurred in the operation and maintenance of the Building Complex, including wages and other payments; costs to the Landlord for Workmen's Compensation and disability insurance; payroll taxes and welfare fringe benefits, including professional building management fees which shall not exceed four percent (4%) of gross receipts for the Building Complex, legal, inspection and consultation fees incurred in connection with the Building Complex; any association fees due in accordance with or as referenced in recorded documents; any expense attributable to costs incurred by the Landlord for any capital improvements or structural repairs to the Building or Property required by any change in the laws, ordinances, rules, regulations or otherwise which were not in effect on the date the Landlord obtained its building permit to construct the Building required by any governmental or quasi-governmental authority having jurisdiction over the Building which costs shall be amortized over the useful life of the capital improvements or structural repair; and any costs incurred by the Landlord in making capital improvements or other modifications to the Building or any part thereof, which costs shall be amortized over the useful life of such improvement or modification with interest at the rate of ten percent (10%) per annum on the unamortized amount, in accordance with such reasonable life and amortization schedules and shall be determined by Landlord in accordance with generally accepted accounting principles. Operating Expenses shall expressly exclude costs of maintenance and repair reimbursed by insurance proceeds, alterations or other specific costs attributable solely to other tenant's space in the Building which was under the respective terms of the lease such tenant's responsibility and thereupon billed to such tenants, and legal fees for financing, sales of the Building Complex, preparing and enforcing leases and any other legal fees which do not specifically relate to the operation and maintenance of the Building Complex.

               (d) "Variable Operating Expenses" shall mean those Operating Expenses which vary with occupancy levels or which vary with areas serviced based upon occupied Rentable Area. Landlord agrees that Tenant, if it is paying any utilities directly or performing its own janitorial services (including light bulb replacement), shall be responsible for its prorata share of such utilities and services (including light bulbs) only for the common areas of the Building Complex.

      4.2      Payments of Taxes and Operating Expenses.  It is hereby agreed
               ----------------------------------------
that during each Lease Year of the Lease Term hereof, the Tenant shall pay to the Landlord Tenant's Prorata Share of the amount of the Operating Expenses and Real Estate Taxes for the Building Complex as set forth above, with appropriate and equitable adjustment for Variable Operating Expenses. It is agreed that the Tenant shall, during each calendar year, including the calendar year in which the term of this Lease commences, pay to the Landlord an estimate of the Tenant's Prorata Share of such Real Estate Taxes and Operating Expenses as hereinafter set forth. Beginning with the calendar year in which this Lease commenced, the Tenant shall pay to the Landlord each month on the first day of the month an amount equal to one-twelfth (1/12) of Tenant's Prorata Share of the Real Estate Taxes and Operating Expenses for the new calendar year as reasonably estimated by the Landlord, with an adjustment to be made between the parties at a later date as hereinafter provided. Furthermore, Landlord may from time to time but no more than three (3) times during any Lease Year furnish Tenant with notice of a re-estimation of the Real Estate Taxes and Operating Expenses and Tenant shall commence paying its re-estimated Prorata Share on the first day of the month following receipt of said notice. As soon as practicable following the end of any calendar year but in no event later than April 15th, the Landlord shall submit to the Tenant a statement setting forth the exact amount of the Tenant's Prorata Share of the Real Estate Taxes and Operating Expenses for the calendar year just completed and the difference, if any, between the Tenant's actual Prorata Share of the Real Estate Taxes and Operating Expenses for the calendar year just completed and the estimated amount of the Tenant's Prorata Share of the Real Estate Taxes and Operating Expenses (which were paid in accordance with this subparagraph) for such year. Such statement shall also set forth the amount of the estimated Real Estate Taxes and Operating Expenses reimbursement for the new calendar year computed in accordance with the foregoing provisions. To the extent that the Tenant's Prorata Share of the actual Real Estate Taxes and Operating Expenses for the period covered by such statement are higher than the estimated payments which the Tenant previously paid during the calendar year just completed, the Tenant shall pay to the Landlord the difference within thirty (30) days following receipt of said statement from the Landlord. To the extent that the Tenant's Prorata Share of the actual Real Estate Taxes and Operating Expenses for the period covered by the Statements are less than the estimated payments which the Tenant previously paid during the calendar year just completed, the Landlord may at its option either refund said amount to Tenant or credit the difference against the Tenant's estimated reimbursement for such Real Estate Taxes and Operating Expenses for the current year. In addition, with respect to the monthly reimbursement, until the Tenant receives such statement, the Tenant's monthly reimbursement for the new calendar year shall continue to be paid at the then current rate, but the Tenant shall commence payment to the Landlord of the monthly installments of reimbursement on the basis of the statement beginning on the first day of the month following the month in which Tenant receives such statement.

          The Tenant's obligation with respect to its Prorata Share of the Real Estate Taxes and Operating Expenses shall survive the expiration or early termination of this Lease and the Landlord shall have the right to retain the Security Deposit, or so much thereof as it deems necessary, to secure payment of the Tenant's Prorata Share of the actual Real Estate Taxes and Operating Expenses for the portion of the final calendar year of the Lease during which the Tenant was obligated to pay such expenses. If the Tenant occupies the Premises for less than a full calendar year during the first or last calendar years of the term hereof, the Tenant's Prorata Share for such partial year shall be calculated by proportionately reducing the Real Estate Taxes and Operating Expenses to reflect the number of months in such year during which Tenant occupied the Premises. The Tenant shall pay its Prorata Share within thirty
(30) days following receipt of notice thereof.

          The Tenant shall have the right but not more than once per annum, at any time within thirty (30) days after a statement of actual Real Estate Taxes and Operating Expenses for a particular calendar year has been rendered by the Landlord as provided herein, at Tenant's sole cost and expense, to examine the Landlord's books and records during normal business hours (upon reasonable prior written notice to Landlord), at Landlord's office relating to the determination of such Real Estate Taxes and Operating Expenses. Unless Tenant objects to the statement provided by Landlord, within said thirty (30) day period, such statement and adjustment shall be deemed conclusive.

      4.3      Reimbursement Survives Termination.  In the event of the
               ----------------------------------
termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinafter set forth, the Tenant's agreement to reimburse Landlord up to the time of termination shall survive termination of the Lease and the Tenant shall pay any amount due to the Landlord within fifteen (15) days after being billed therefor. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever, except default by the Tenant of any of the terms or provisions of this Lease, prior to the determination of rental adjustments as hereinabove set forth, the Landlord's agreement to refund any excess additional rental paid by the Tenant up to the time of termination shall survive termination of the Lease and the Landlord shall pay the amount due to the Tenant within fifteen (15) days of the Landlord's determination of such amount. This covenant shall survive the expiration or termination of this Lease.

          If the last year of the term of this Lease ends on any day other than the last day of December, any payment due to the Landlord by reason of any increase in Real Estate Taxes and

Operating Costs shall be prorated on the basis by which the number of days in such partial year bears to 365.

          Any failure of Landlord to furnish Tenant with an estimate of its Prorata Share of Real Estate Taxes and Operating Expenses or any statements as set forth in this Section 4 shall not act to relieve Tenant of its liability therefor; and with respect to any deficiencies, Tenant agrees to pay same within thirty (30) days of written demand from Landlord.


                                   ARTICLE 5

                               BUILDING SERVICES
                               -----------------

      5.1      Standard Services.  Landlord agrees to furnish to the Premises
               -----------------
during regular business hours from 7:00 a.m. to 6:00 p.m. Mondays through Fridays and from 8:00 a.m. to 1:00 p.m. Saturdays, except for holidays as the same are determined by Landlord, and subject to the rules and regulations of the Building, heat and air conditioning for the use and occupancy of the Premises, passenger elevator service and freight elevator service, subject to scheduling by Landlord. Landlord shall also furnish: (i) electric current to be supplied for lighting the Premises and public halls, and for the operation of ordinary office equipment, exclusive of heavy-duty equipment and computers, copying equipment which is not standard for general offices, or comparable equipment;
(ii) janitorial and cleaning services, and (iii) domestic water in reasonable quantity. Elevator service shall mean service either by non-attended automatic elevators or elevators with attendants at the option of Landlord. Landlord shall also furnish, at rates set from time to time as reasonably determined by Landlord (reflecting actual costs of such additional HVAC), heating and air conditioning and such other items as are not provided for herein, provided if Tenant does not have special HVAC controls for its Premises installed pursuant to Exhibit C, then Tenant shall give Landlord reasonable prior notice of
   ---------
Tenant's needs for such additional heating or air conditioning and Landlord shall use all reasonable efforts to provide same. Landlord shall also, at said times, maintain and keep lighted the common stairs, entries, and toilet rooms in the Building that would reasonably be subject to use by Tenant, its agents and employees during other than regular business hours. Landlord also has the right to charge Tenant for energy costs incurred because of Tenant's above Building average usage or by reason of usage of the Premises or the Building during other than regular business hours. However, in no event shall Landlord charge Tenant more for excess utilities or after hours HVAC than it charges other tenants in the Building for such usage. Furthermore, if Landlord were to grant any tenant longer regular business hours, then such hours shall also be applicable to Tenant. Tenant agrees to pay for any excess HVAC within fifteen (15) days of the billing therefor, such billing to occur no more frequently than monthly.

      5.2      Interruption of Standard Services.  Tenant agrees that Landlord
               ---------------------------------
shall not be liable for failure to supply any heating, air conditioning, elevator, janitorial services, electric current, or any other service described in Section 5.1 above during any period when Landlord uses reasonable diligence to restore or to supply such services or electric current, it being further agreed that Landlord reserves the right to temporarily discontinue such services or any of them, or electric current at such times as may be necessary by reason of accident, unavailability of employees, repairs, alterations, or improvements, or whenever by reason of strikes, lockouts, riots, acts of God or any other happening or occurrence beyond the reasonable control of Landlord. If Landlord is unable to furnish such services or electric current, Landlord shall not be liable for damages to persons or property for any such discontinuance, nor shall such discontinuance in any way be construed as a constructive or actual eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations hereunder. Landlord's obligation to furnish services or electric current shall be conditioned upon the availability of adequate energy sources from the public utility companies presently serving the Building Complex. If Landlord elects for any reason to temporarily discontinue services to Tenant and/or the Building Complex then Landlord shall give Tenant prior notice thereof and Tenant shall have the right to approve the scheduling thereof, which approval shall not be unreasonably withheld or delayed and in any event Landlord shall use reasonable efforts to restore as soon as possible any service which has been interrupted. Landlord shall have the right to reduce heating, cooling or lighting within the Premises and in the public area in the Building as required by any mandatory fuel or energy-saving program. Furthermore, due to energy code design requirements as promulgated from time to time, Tenant hereby acknowledges that it may on certain days experience discomfort with the heating and air conditioning cycle, and Landlord shall have no responsibility or liability therefor.

      5.3      Services Paid by Tenant.  Unless otherwise provided by Landlord,
               -----------------------
Tenant shall separately arrange with the applicable local public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone services as may be required by Tenant in the use of the Premises. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility, and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.

      5.4      Above-Standard Service Requirements.  If unusual heat-generating
               -----------------------------------
machines or equipment cause the temperature in the Premises, or any part thereof, to exceed the temperatures the Building's air conditioning system would be able to maintain in such Premises were it not for such heat generating equipment, then Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

          Tenant shall not, without the written consent of Landlord, use any apparatus or device which will in any way increase the amount of electricity or water which Landlord determines to be reasonable for use of the Premises as general office space, nor connect with electric current (except through existing electrical outlets in the Premises) or water pipes any apparatus or device for the purposes of using electric current, other energy or water except as set forth in Article 15 hereof. Landlord shall have the right to install one or more separately submetered electrical circuits to serve all of the Tenant's equipment, machinery or appliances which equipment, machinery or appliances requires electrical current supplied to the Premises for general office purposes as the same is determined by Landlord which costs of submetering shall be payable by Tenant to Landlord upon demand. Tenant shall also, at its own cost (or as a part of the Allowance as set forth in Exhibit C), have the right to
                                               ---------
directly meter the electric services for its Premises in which event Landlord shall have no right to object to any equipment that uses "above-standard" amounts of electricity. Tenant agrees to reimburse the Landlord for the submetered electrical current utilized by Tenant at the rates charged to Landlord to purchase electrical current for the Building, such reimbursement to be made within fifteen (15) days of the date of the billing therefor; such billing to occur no more frequently than monthly.

      5.5      Cleaning.  Upon prior written notice to Landlord, Tenant may
               --------
provide its own janitorial or cleaning services subject to supervision of Landlord, at Tenant's sole responsibility, and by a janitorial or cleaning contractor or employees at all times satisfactory to Landlord. Landlord shall provide janitorial and cleaning services, in accordance with such reasonable standards generally provided in Class A suburban office buildings in the Denver-Boulder metropolitan area for the common areas of the Building Complex.

      5.6      Re-Lamping.  Exclusive of the Premises, Landlord shall have the
               ----------
exclusive right to make any replacement of electric light bulbs, fluorescent tubes and ballasts in the Building Complex throughout the Lease Term and any renewal thereof. Landlord may adopt a system of relamping and reballasting periodically on a group basis in accordance with good management practice.

      5.7      Fiber Optic.  Landlord at Landlord's cost agrees to bring fiber
               -----------
optic capability from the street to the Building (which obligation is dependent upon there being a fiber optics system in the street immediately adjacent to the Building Complex which is accessible for the benefit of tenants and other users) and that the Building shall have DS3 (T3) capability and for Tenant's Premises the capability for at least one hundred telephone lines. Landlord shall have no responsibility or liability for bringing either the phone system or fiber optics to the Premises. Nothing herein shall prohibit Landlord from entering into licensing or other agreements with any telecommunications company or entity for the Building nor shall Landlord be prohibited from installing a minimum point of entry fiber optics system and/or updating or replacing any system from time to time in the Building.

      5.8      After Hours Access.  Except as specifically set forth in Sections
               ------------------
15.2, 21.1 and 22.2, and subject to applicable local laws and emergencies, Tenant shall have access to its Premises twenty-four hours a day, seven days a week. Tenant acknowledges that certain security measures may apply during nonregular business hours or holidays, including the use of keys for access to the Building.


                                   ARTICLE 6

                                 TENANT REPAIR
                                 -------------

      6.1      Damage by Tenant.  If the Building Complex, the Building, the
               ----------------
Premises or any portion thereof including but not limited to the elevators, boilers, engines, pipes and other apparatus, or members of elements of the Building (or any of them) used for the purpose of climate control of the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building or parking facilities of Landlord and also the Tenant Finish including but not limited to the carpet, wall covering, doors and woodwork, become damaged or are destroyed through the negligence, carelessness or misuse of the Tenant, its servants, agents, employees or anyone permitted by Tenant to be in the Building, or through it or them, then the cost of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall forthwith pay the same on demand to the Landlord as Additional Rent. Landlord shall have the exclusive right, but not the obligation, to make any repairs necessitated by such damage.

      6.2      Maintenance.  Tenant shall keep the Premises in as good order,
               -----------
condition and repair as when they were entered upon. If Tenant fails to keep the Premises in such good order, condition and repair as required hereunder to the satisfaction of Landlord, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, as Additional Rent, upon demand, the cost of restoring the Leased Premises to such good order and condition and of the making of the repairs.

      6.3      Good Condition.  Tenant shall leave the Premises at the end of
               --------------
each Business Day in a reasonable condition for the purpose of allowing the performance of the Landlord's cleaning services hereinafter described.

      6.4      Surrender.  Tenant shall deliver, at the expiration of the Term
               ---------
hereof or upon sooner termination of the Term, the Premises in good repair as aforesaid and in a state of broom cleanliness.

      6.5      Broken Glass.  Tenant shall pay on demand the cost of replacement
               ------------
with identical quality, size and characteristics of glass broken on the Premises, including outside windows and doors of the perimeter of the Leased Premises (including perimeter windows in the exterior walls) during the continuance of this Lease, unless the glass shall be broken by Landlord, its servants, employees or agents acting on its behalf.


                                   ARTICLE 7

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

      7.1      Limitations.  Except as specifically set forth in Section 7.4
               -----------
below, Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein the Premises or any part thereof, or grant any license, concession or other right to occupy any portion of the Premises without the prior written consent of Landlord which may be given or withheld in Landlords sole discretion. In no event shall Tenant have any right to assign if there exists any default under this Lease. Consent by Landlord to one or more assignments of this Lease or of the Premises shall not operate as a waiver of Landlord's rights under this section. Any such assignment or subletting without Landlord's consent shall be deemed void and confer no rights upon a third party. Notwithstanding any assignment, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rental herein specified and for compliance with all other terms and conditions of this Lease. Without in any way limiting Landlord's right to refuse to give consent, Landlord reserves the right in the event it does give consent to impose such conditions upon its consent as Landlord deems necessary including the requirement of additional security which in Landlord's business judgment shall insure the state of the Premises and the rentals due under this Lease. Landlord shall also have the right in the event of such proposed assignment to terminate this Lease in which event Landlord shall have the right, but not the obligation, to enter into a Lease with such proposed assignee.

          Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord. A sale by Tenant of all or substantially all of its assets or all or substantially all of its stock, if Tenant is a publicly traded corporation, a merger of Tenant with another corporation; or the transfer of twenty-five percent (25%) or more of the stock of Tenant if Tenant's stock is not publicly traded; or the transfer of fifty percent (50%) or more of the beneficial ownership interest in Tenant if Tenant is a partnership without the prior written consent of Landlord, shall constitute a prohibited assignment hereunder, subject to the limitations set forth above. Notwithstanding the foregoing such assignment shall not be prohibited if the Tenant is not in default hereunder and the net worth of the Tenant upon such assignment is not less than ten million dollars with not more than ten percent of such net worth attributable to good will. Prior to such assignment being deemed effective Tenant shall deliver to Landlord current financials prepared in accordance with GAAP by an independent certified public accountant.

      7.2      Acceptance of Performance.  If this Lease be assigned or if the
               -------------------------
Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect the rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved retaining the remainder, if any, for the account of Landlord, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assignee, subtenant or occupant as the Tenant hereof, or constitute a release of Tenant from further performance by Tenant of the covenants on the part of Tenant herein contained.

      7.3      Document Review.  All documents utilized by Tenant to evidence
               ---------------
any subletting or assignment for which Landlord's consent has been requested, shall be subject to prior reasonable approval by Landlord or its attorney. Tenant shall pay on demand all of Landlord's reasonable costs and expenses, including reasonable attorney's fees, incurred in determining whether or not to consent to any requested subletting or assignment and for the review and approval of such documentation, provided, however, that if the subletting or assignments are on Landlord's forms without changes then Landlord shall not be entitled to recover any attorneys fees for review of such documentation.

      7.4      Subletting.  Provided that Tenant is not in default hereunder,
               ----------
Tenant may from time to time sublet all or any portion of the Premises to any subtenant without Landlord's prior consent, subject, however, to each of the following conditions being fully complied with by Tenant:

               (a) The subtenant must use the Leased Premises in compliance with the provisions set forth in Article 9 and for no other purpose.

               (b) The subtenant and Tenant shall execute a sublease substantially in the form set forth as Exhibit E, attached hereto and made a
                                       ---------
part hereof.

               (c) A fully executed sublease shall be delivered by Tenant to Landlord within thirty (30) days of full execution thereof. Failure by Tenant to deliver a copy thereof to Landlord within the above time frame shall give Landlord, at its option, the right to terminate the sublease which right of termination shall be in addition to and not in limitation of any other right or remedy of Landlord.

               (d) The Tenant, Transecon, Inc., shall at all times remain primarily liable under the Lease. This right to sublet without Landlord's prior consent shall be personal to Transecon, Inc., and shall terminate if Transecon, Inc. assigns its interest in the Lease in whole or in part.

               (e) No subtenant may further sublease or assign its interest in the sublease without both Transecon, Inc.'s and Landlord's prior written consent, which may be given or withheld in their respective sole and absolute discretion.

      7.5      Affiliated Entity.  Provided Tenant is not in default of this
               -----------------
Lease, which default has not been cured within any applicable cure period, and subject to the ten million dollar minimum net worth requirement more specifically described in Section 7.1 above, Tenant may, without Landlord's prior written consent assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlled or under common control with Tenant; (ii) a successor corporation to Tenant by merger, consolidation, or nonbankruptcy reorganization;
(iii) a purchaser of substantially all of Tenant's assets and who continues to operate as "Tenant" in the Premises (collectively, Permitted Assignees").
Tenant acknowledges warrants and agrees that the Permitted Assignee shall assume all liabilities and obligations of Tenant under the Lease. Tenant shall notify Landlord of all Permitted Assignee(s) within thirty (30) days of such assignment or subletting. For the purpose of this Lease, sale or transfer of Tenant's capital stock, including without limitation, a transfer in reorganization of Tenant and any sale through any public exchange, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises, provided that the surviving entity in such transfer assumes the Lease by operation of law.


                                   ARTICLE 8

                  TRANSFER BY LANDLORD AND LIMITED LIABILITY
                  ------------------------------------------

      8.1      Transfer of Landlord's Interest.  In the event of a sale,
               -------------------------------
conveyance, or assignment by Landlord of Landlord's interest in the Building Complex (other than a transfer for security purposes only), Landlord shall be relieved from and after the date specified in any such notice of transfer or assignment of all of Landlord's obligations and liabilities accruing thereafter on the part of Landlord, and Tenant agrees to look only toward such assignee or transferee of Landlord's interest.

      8.2      Limited Liability of Landlord.  Anything contained in this Lease
               -----------------------------
to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate of Landlord in the Building Complex for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed or performed by Landlord, subject, however, to the prior rights of the holder of any mortgage covering the Building Complex, and no other assets of Landlord, its partners, agents, employees, officers, or employees or officers of any of its partners shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and Landlord shall not be liable for any such default or breach except to the extent of Landlord's estate in the Building Complex.

      8.3      Limited Liability of Tenant.  Landlord agrees that the personal
               ---------------------------
assets of Tenant's employees, directors and officers shall not be subject to levy, execution, or other judicial process for the satisfaction of Landlord's claim against Tenant.


                                   ARTICLE 9

                            USE OF LEASED PREMISES
                            ----------------------

      9.1      Use.  Except as expressly permitted by prior written consent of
               ---
the Landlord, the Leased Premises shall not be used other than for a video production company and for other general business office purposes. Any other use shall require Landlord's prior written consent, which shall not be unreasonably withheld provided that such use complies with applicable restrictive covenants and zoning, the use is consistent with a first class suburban office building, and does not generate, store, use, or dispose of any hazardous, toxic or infectious substances in or from the Premises. All use of the Premises shall comply with the terms of this Lease and all applicable laws, ordinances, regulations or other governmental ordinances from time to time in existence.

      9.2      Compliance with Rules and Regulations.  Tenant and employees and
               -------------------------------------
all persons visiting or doing business with the Tenant in the Leased Premises shall be bound by and shall observe the reasonable Rules and Regulations as set forth in Exhibit F, attached hereto and made a part hereof, which may, at
         ---------
Landlord's sole discretion, be promulgated, amended, or expanded from time to time during the Lease term by the Landlord relating to the Building, the Building Complex and/or the Premises of which notice in writing shall be given to the Tenant within thirty (30) days of such clause at which time they will become effective and all such rules and regulations as changed from time to time shall be deemed to be incorporated into and form a part of this Lease. Any default in the performance or observance of such rules and regulations shall be a default hereunder and Landlord shall have all remedies provided for in this Lease in the event of default by Tenant, Landlord however, shall not be responsible to Tenant for nonobservance by any other tenant or person of any tenant or person of any such rules and regulations. Notwithstanding the above except as required by any governmental authority, law, or pursuant to recorded documents, Landlord shall not adversely impose any new rules and regulations upon Tenant without Tenant's consent, which shall not be unreasonably withheld.

      9.3      Electronics Testing Lab.  Subject to compliance with (i) all
               -----------------------
other provisions of this Lease, (ii) applicable zoning, use and building code restrictions, (iii) insurance requirements, and (iv) any restrictions and requirements imposed by applicable recorded covenants and regulations, Tenant may use a portion of the Premises for and electronics testing lab.


                                  ARTICLE 10

                                   INSURANCE
                                   ---------

      10.1     Tenant's Insurance.  Tenant shall, during its occupancy of the
               ------------------
Premises and during the entire term hereof, at its sole cost and expense, obtain, maintain and keep in full force and effect, and with the Tenant, the Landlord, Landlord's agents, and Landlord's mortgagees named as additional insureds therein as their respective interests may appear, the following types and kinds of insurance:

               (a) Upon property of every description and kind owned by the Tenant and located in the Building Complex or for which the Tenant is legally liable or installed by or on behalf of the Tenant, including, without limitation, furniture, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement in an amount not less than the full replacement cost thereof, with a minimum coverage including sprinkler leakage (where applicable); and in the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of the Landlord or the mortgagees of the Landlord shall be conclusive.

               (b) Commercial general liability including bodily injury, property damage and public liability insurance including personal liability, contractual liability, non-owned automotive liability, tenants' legal liability for the full replacement costs of the Leased Premises, and owners' and contractors' protective insurance coverage and a cross-liability clause with respect to the Leased Premises and the Tenant's use of any part of the Building Complex and which coverage shall include the business operations conducted by the Tenant and any other persons on the Leased Premises. Such policies shall be written on a comprehensive basis with limits of not less than $2,000,000 with respect to injuries or death of one or more persons, and not less than $1,000,000 with respect to property damage and not less than $2,000,000 for any one occurrence and such higher limits after expiration of the initial lease term as the Landlord or the mortgagees of the Landlord may reasonably require from time to time.

               (c) Any other form or forms of insurance as the Landlord or the mortgagees of the Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant in greater metropolitan Denver would protect itself, which are standard in the industry.

               (d)  Intentionally deleted.

               (e) Workers' Compensation Insurance and Employers liability insurance in amounts as required by law.

               (f) If Tenant performs any work on the Leased Premises (costing more than $1,000.00 or which requires any type of building permit), prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that workmen's compensation and public liability insurance and property damage insurance and such other insurance as reasonably required by Landlord, all in the amounts satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work.

               All policies shall be taken out with insurers licensed to do business in the State of Colorado and shall carry an A.M.Best rating of not less than A-XII (A minus 12). All policies shall be primary and noncontributory. The Tenant agrees that certificates of insurance, or, if required by the Landlord or the mortgagees of the Landlord, certified copies of binders for such insurance policies will be delivered to the Landlord within ten (10) days after the placing of the required insurance with delivery of copies of the policies, no event later than thirty (30) days after Tenant takes possession of all or any part of the Leased Premises. All policies shall contain an undertaking by the insurers to notify the Landlord and the mortgagees of the Landlord in writing not less than thirty (30) days prior to any material adverse change, cancellation or sooner termination thereof.

               The Tenant covenants and agrees that in the event of damage or destruction to the leasehold improvements in the Leased Premises covered by insurance as required to be taken out by the Tenant herein, and if the Landlord or Tenant do not terminate this Lease pursuant to Section 21.1 herein, the Tenant will use the proceeds of such insurance for the purpose of repairing or restoring such leasehold improvements. In the event that Landlord or Tenant are entitled to terminate the Lease pursuant to Article 21, then if the Premises have also been damaged, Tenant shall pay to Landlord all of its insurance proceeds relative to the leasehold improvements.

      10.2     Landlord's Insurance.  Landlord agrees to carry or cause to be
               --------------------
carried during the term hereof public liability insurance on the Building Complex providing coverage of not less than Two Million and No/100 Dollars ($2,000,000.00) for personal injury or death arising out of any one occurrence. Landlord also agrees to carry during the term hereof insurance for fire, extended coverage, vandalism and malicious mischief, insuring the Building Complex (excluding foundations, excavations and other non-insurable items) for the full insurable value thereof. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine to be advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided in Article 4, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, and that such insurance will be for the sole benefit of Landlord, with no coverage for Tenant for any risk insured against.

      10.3     Subrogation.  The parties hereto agree that any and all fire,
               -----------
extended coverage and/or property damage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for any special causes of loss," and each party hereto waives all claims for recovery from the other party, its officers, agents or employees for any loss or damage (whether or not such loss or damage is caused by negligence of the other party), and notwithstanding any provisions contained in this Lease to the contrary, to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under such insurance.


                                  ARTICLE 11

                               OBSERVANCE OF LAW
                               -----------------

      11.1     Law.  Tenant shall comply with all provisions of law, including
               ---
without limitation, federal, state, county and city laws, ordinances and regulations and any other governmental, quasi-governmental or municipal regulations, which shall impose any duty upon Landlord or Tenant, and which relate to the partitioning, equipment operation, alteration, occupancy and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. Moreover, Tenant shall comply with all police, fire and sanitary regulations imposed by any federal, state, county or municipal authorities, or made by insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises.

      11.2     Taxes. Tenant shall fully and timely pay all business and other
               -----
taxes, charges, rates, duties, assessments and license fees levied, rates imposed, charged or assessed against or in respect of the Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furniture and facilities of the Tenant or the business or income of the Tenant on and from the Leased Premises, if any, as and when the same shall become due, and to indemnify and hold Landlord harmless from and against all payment of such taxes, charges, rates, duties, assessments and license fees and against all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, rates, duties, assessments and license fees, and to promptly deliver to Landlord for inspection, upon written request of the Landlord, evidence satisfactory to Landlord of any such payments.


                                  ARTICLE 12

                              WASTE AND NUISANCE
                              ------------------

     12.1 Tenant shall not commit, suffer or permit any waste or damage or disfiguration or injury to the Leased Premises or common areas in the Building or the fixtures and equipment located therein or thereon, or permit or suffer any overloading of the floors thereof and shall not place therein any safe, heavy business machinery, computers, data processing machines, or other heavy things without first obtaining the consent in writing of the Landlord and, if requested, by Landlord's superintending architect, and not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business, and shall not cause or permit any nuisance, noise or action in, at or on the Premises. Tenant shall not store, produce, maintain or dispose of any materials or substances in or about the Premises, the Building or Building Complex which is a regulated, toxic, hazardous or infectious material or substance under any environmental statute, rule, regulation, or ordinance of any governmental authority.


                                  ARTICLE 13

                               ENTRY BY LANDLORD
                               -----------------

     13.1 Landlord and its agents shall have the right to enter the Premises escorted by an employee or representative of Tenant, at all reasonable times, upon prior verbal notice to Tenant as set forth below for the purpose of examining or inspecting the same, and any other services to be provided by Landlord to Tenant hereunder, to show the same to prospective bona fide purchasers, lenders, investors or tenants of the Building (collectively, "Prospect Visits"), and to make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Tenant shall reasonably cooperate with Landlord to permit such access and provide an escort. Notices for entry shall be given to an officer or supervisor of Tenant, as set forth on a written list delivered by Tenant to Landlord. Notwithstanding the above, Landlord shall have the right (but not the obligation) to enter unescorted and without notice for janitorial services (if not supplied by Tenant) or if Landlord reasonably believes that there exists an emergency. Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's property and without affecting this Lease. Landlord shall use reasonable efforts to give Tenant not less than 48 hours prior notice of Prospect Visits and will coordinate such entry with Tenant so as to not interfere with any of Tenant's film production including delaying or scheduling of such visits after business hours if reasonably requested by Tenant. If such Prospect Visits exceed ten (10) per calendar year then Landlord will pay to Tenant for each additional visit during such calendar year a visitation fee equal to $50.00 per hour for each additional Prospect Visit during the applicable calendar year, prorata for any partial hour of visitation.


                                  ARTICLE 14

                          INDEMNIFICATION OF LANDLORD
                          ---------------------------

      14.1     Tenant's Indemnity.  Subject to the provisions of Section 10.3 of
               ------------------
this Lease and Section 14.3 below, Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant or other tenants in the event of loss either directly or indirectly caused by any act or omission of Tenant unless such loss is covered by Landlord's rent abatement insurance), claims, actions, damages, liability and expenses in connection with loss of life and personal injury, hazardous substance or environmental claims, and damage to property arising from any occurrence in, upon or at Premises during the term of this Lease or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, licensees, or concessionaires or invitees or by anyone permitted to be on Premises by the Tenant; however in no event shall Tenant indemnify Landlord or hold it harmless from any negligence or misconduct of Landlord, its agents, employees or contractors or Landlord's invitees. In case the Landlord shall be made a party to any litigation commenced by or against the Tenant (except litigation where the Tenant is seeking relief from or a remedy against Landlord, its agents, employees, or contractors), then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by the Landlord in connection with such litigation whether or not such action is contested or prosecuted to judgement. All personal property on Premises shall be at the Tenant's sole risk, and Landlord shall not be liable for any damage done to or loss of such personal property or for damage or loss suffered by Tenant, unless caused solely by Landlord's negligence, subject to the provisions of Sections 10.3 and 23.1.

      14.2     Landlord's Indemnity.  Subject to the provisions of Section 8.2,
               --------------------
Section 10.3 and Section 14.3 below, Landlord shall indemnify and hold Tenant harmless from and against any and all loss, claims, actions or damages, liability and expenses in connection with loss of life and personal injury, and damage to property arising from any occurrence occasioned wholly or in part by any act or omission of the Landlord, its agent, employees or contractors, except as set forth herein, however in no event shall Landlord indemnify Tenant or hold it harmless from any negligence of Tenant, its agents, employees or contractors. If Landlord has any liability pursuant to Article 23, then this indemnity shall apply to any claims or expenses of Tenant arising in conjunction with such liability, however this indemnity shall not change or increase Landlord's liability under Article 23.

      14.3     Comparative Negligence.  Subject to the provisions of Section
               ----------------------
10.3 but notwithstanding any indemnity provision or other provisions contained in this Lease to the contrary, if both the Landlord's and the Tenant's negligence (which shall include the agents, partners, contractors, invitees and employees of either, as applicable) caused or contributed to any claim for damages for injury to person or property then neither party shall indemnify the other for such negligence and each party shall be responsible for such claims pursuant to the provisions of C.R.S. (S) 13-21-111 pertaining to comparative negligence, as amended from time to time.


                                  ARTICLE 15

                                  ALTERATIONS
                                  -----------

      15.1     Alterations by Tenant.  Tenant shall not make, install or erect
               ---------------------
in or to the Premises any installations, alterations, additions or partitions which require a building or similar permit and/or affect any structural portion of the Building including the roof or effect any of the Building systems including but not limited to HVAC, plumbing and electrical systems, without submitting the drawings and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance, which consent may not be unreasonably withheld. Furthermore, the Tenant shall obtain the Landlord's prior written consent to any change or changes in such drawings or specifications submitted as aforesaid, subject to the payment of the cost to the Landlord of having its architects and/or consultants review such plans and changes thereto prior to proceeding with any work based on such drawings or specifications. All such work shall be performed free and clear of all mechanic's liens and Landlord shall have no liability for the performance of such work, notwithstanding its consent to any plans and specifications.
PROVIDED NEVERTHELESS that the Landlord may, at its option, at Tenant's expense, require that the Landlord's contractors be engaged for any mechanical or electrical work. Without limiting the generality of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose labor union affiliations are not incompatible with those of any workmen who may be employed in the Building Complex by the Landlord, its contractors or subcontractors and all work shall be subject to the inspection and reasonable review and approval by Landlord and/or its consultants. In addition to the above all contractors and subcontractors must meet Landlord's specifications, as solely determined by Landlord, for minimum requirements for insurance, bonds, quality of work, experience and such other reasonably applicable factors. The Tenant shall submit to the Landlord's supervision over construction, shall provide Landlord upon request with financial assurances prior to the commencement of alterations, and promptly pay to the Landlord's or the Tenant's subcontractors, as the case may be, when due, the costs of all such work and of all materials, labor and services involved therein and of all decoration and all changes in the Building, its equipment or services necessitated thereby. The Tenant covenants that the Tenant will not suffer or permit during the Term hereof any mechanics' or other liens for work, labor, services or materials ordered by the Tenant or for the cost of which the Tenant may be in any way obligated, to attach to the Premises or to the Building Complex and that whenever and so often as any such liens shall attach or claims therefor shall be filed, the Tenant shall, within thirty (30) days after the Landlord has notice of the filing of the claim for lien, procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law or which shall otherwise satisfy Landlord and/or Landlord's lender. The Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance or bonds reasonably required by the Landlord to protect the Landlord's and the Tenant's interest during the period of alteration.

               At least five (5) days prior to the commencement of any work permitted to be done by persons requested by the Tenant on the Premises, the Tenant shall notify the Landlord of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work so that the Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes (1973). During any such work on the Premises, the Landlord, or its representatives, shall have the right to go upon and inspect the Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by Section 38-22-105(2) C.R.S. (1973) or to take any further action which the Landlord may deem to be proper for the protection of the Landlord's interest in the Premises.

      15.2     Alterations by Landlord.  Landlord hereby reserves the right at
               -----------------------
any time and from time to time to make changes in, additions to, subtractions from or rearrangements of the Building Complex, including, without limitation, all improvements at any time thereof, all entrances and exits thereto, and to grant, modify and terminate easements or other agreements pertaining to the use and maintenance of all or parts of the Building, including, but not limited to, the entrance foyer and lobby, and the common corridors and to make changes or additions to the pipes, conduits, ducts, utilities and other necessary building services in the Premises which serve other portions of the Building, provided that prior to the Commencement Date, the Landlord may alter the Premises to the extent found necessary by the Landlord to accommodate changes in construction design or facilities including major alterations but provided always that the Premises, as altered, shall be in all material aspects comparable to the Premises as defined herein. Landlord shall not unreasonably obstruct or interrupt Tenant's access to the Premises and in such event Landlord shall provide alternative access during all business hours. If Landlord elects to block Tenant's access during non-business hours for non-emergencies, then Landlord shall reasonably coordinate same with Tenant. Notwithstanding the provision set forth above, Landlord agrees during the first five (5) years of the initial term, provided Tenant is not in default, not to materially change the character or configuration of the first floor lobby of the Building without Tenant's consent which will not be unreasonably withheld or delayed.


                                  ARTICLE 16

                             SIGNS AND ADVERTISING
                             ---------------------

     16.1 Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisements, notice, lettering or direction on any part of the Building Complex or in the interior of the Premises or other portion of the Building. The Landlord will prescribe a uniform pattern of identification signs for tenants to be placed on the outside corridor wall which is near the door leading into the Premises and other than such identification signs, Tenant shall not install, paint, display, inscribe, place or affix, or otherwise attach, any sign, picture, advertisement, notice, lettering or direction on the inside or outside of the Premises for exterior view without the written consent of the Landlord.

     16.2 Landlord shall at Landlord's cost install directory signage for Tenant in the lobby, which causes the name "Transecon, Inc." to be readily visible upon entry to the main lobby of the Building and which identifies Tenant as being on the third floor.

                                  ARTICLE 17

                 SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST
                 ---------------------------------------------

     17.1 This Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter existing against the Building Complex and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made, or hereafter to be made, upon the security thereof. Although such subordination shall be self-operating, Tenant, or its successors in interest, shall upon Landlord's request, execute and deliver upon the demand of Landlord any and all instruments desired by Landlord, subordinating, in the manner reasonably requested by Landlord, this Lease to any such mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all such subordination instruments in the event Tenant fails to execute said instruments within fifteen (15) days after notice from Landlord demanding the execution thereof.

               Should any mortgage or deed of trust affecting the Building Complex be foreclosed, then:

               (a) the liability of the mortgagee, beneficiary or purchaser at such foreclosure sale shall exist only so long as such mortgagee, beneficiary or purchaser is the owner of the Building Complex and such liability shall not continue or survive after further transfer of ownership; and

               (b) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, and this Lease shall continue in full force and effect as a direct lease between and binding upon Tenant and such purchaser at any foreclosure sale.

               As used in this Article 17 "mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.

               Landlord, at the written request of Tenant, agrees to request any mortgagee or beneficiary to enter into a non-disturbance agreement with Tenant, in a form satisfactory to such mortgagee or beneficiary, stating that Tenant's right to the continued use and possession of the Premises shall be under the same terms and conditions as set forth in this Lease provided that at such time Tenant is not in default of its obligations herein. Landlord makes no representations or warranties that such non-disturbance agreement will be entered into by any beneficiary or mortgagee, however, the self-operative subordination of this Lease and attornment by Tenant is in such event conditioned upon the mortgagee or beneficiary not disturbing Tenant's right under this Lease, provided that Tenant is not in default hereof.


                                  ARTICLE 18

                  ESTOPPEL CERTIFICATE/FINANCIAL INFORMATION
                  ------------------------------------------

      18.1     Estoppel Certificate.  Tenant agrees that it will from time to
               --------------------
time, upon request by Landlord, execute and deliver to Landlord within ten (10) days after demand therefor an estoppel certificate on Landlord's reasonable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified). Notwithstanding the above, if during such ten (10) day period an authorized representative or officer of Tenant is not available in Colorado to execute the estoppel certificate, then

Tenant shall not be in default if it returns the executed certificate within twenty (20) days of demand therefor.

      18.2     Financial Information.  Tenant shall, upon Landlord's written
               ---------------------
request and upon Tenant's receipt from Landlord of a copy of a fully executed letter of interest which evidences either a bona fide proposed sale of or refinancing with a federally chartered lending institution, pension fund, insurance company or other source of capital for the Building Complex, deliver to such lender or purchaser a copy of Tenant's most recent financial statement, which annual financial statement shall be prepared and reviewed by an independent certified public accountant no less often than once per year in accordance with generally accepted accounting principals ("GAAP"), provided, however, Landlord shall not be required to provide Tenant with written evidence of a proposed refinancing for the first two refinancing requests made by Landlord during the term of this Lease in conjunction with a proposed refinancing of the Building Complex. Except in the manner specifically set forth in the preceding sentence, Landlord shall not include Tenant's financial statements in any attempt to obtain a purchaser for, or refinancing on, the Building Complex. Tenant agrees that any letter of interest shall be confidential as to the name of the lender and/or purchaser and as to the term, if any, contained in such letter of interest, and Tenant agrees to execute a reasonable confidentiality agreement if requested by Landlord. Tenant shall have the right to require a reasonable confidentiality agreement from such lender or purchaser concerning such financials, if Tenant is not a public company. Furthermore, such lender or purchaser may, if it has reasonable questions about matters contained in the financials, address such questions in writing to the president of Tenant, and the president shall reasonably and promptly cooperate with such lender or purchaser with respect to the responses to the questions.


                                  ARTICLE 19

                                QUIET ENJOYMENT
                                ---------------

     19.1 Subject to the terms and provisions of this Lease, Landlord covenants and agrees that Tenant shall peaceably and quietly enjoy the Premises and Tenant's rights hereunder during the term hereof, without hindrance by Landlord.


                                  ARTICLE 20

                                   FIXTURES
                                   --------

     20.1 Any or all installations, alterations, additions, partitions and fixtures in or upon the Premises other than the Tenant's trade fixtures, work stations with movable walls, mounted video screens, raised platforms and cables beneath the raised platforms, which are located upon the Premises, whether placed there by the Tenant or the Landlord, shall, immediately upon such placement, become the property of the Landlord without compensation therefor to the Tenant. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair, maintain or insure such installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the Tenant. The Landlord may elect that any or all installations made or installed by or on behalf of the Tenant be removed at the end of the Lease Term and, if the Landlord so elects, it shall be the Tenant's obligation to restore the Premises to the conditions they were in previous to such alterations, installations, partitions and fixtures on or before the termination of this Lease. Such removal and restoration shall be at the sole expense of the Tenant.

                                  ARTICLE 21

                             DAMAGE OR DESTRUCTION
                             ---------------------

      21.1     Casualty.  In the event that the Building should be totally
               --------
destroyed by fire, tornado or other casualty, or should be so damaged that rebuilding or repairs cannot be completed within one hundred and eighty (180) days after the date of such damage, Landlord may, at its option, terminate this Lease in which event the rent shall be abated during the unexpired portion of this Lease effective with the date of such damage, or Landlord may proceed to rebuild the Building and the Premises. If the damage prohibits Tenant's use of the Premises, cannot be repaired within one hundred and eighty days and was not caused by the Tenant, then Tenant can elect to terminate this Lease by written notice to Landlord received within sixty (60) days of the date of damage. In the event the Building should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs in Landlord's reasonable estimation can be completed within one hundred and eighty (180) days after the date of such damage, or if the damage cannot be repaired within such time frame but Landlord does not elect to terminate this Lease, in either such event, Landlord shall, within sixty (60) days after the date of such damage commence to rebuild or repair the Building and shall proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that the Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed by the Tenant or other tenants within the Building and rent shall equitably abate from the date of damage until such damage is repaired if such casualty results in damage to Tenant's Premises or prohibits its access to the Premises or use thereof. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and if Landlord so elects, this Lease shall terminate upon notice to Tenant. Unless otherwise provided in this Lease, any insurance which may be carried by the Landlord or the Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      21.2     Casualty Caused by Tenant.  If fire or other casualty causing
               -------------------------
injury to the Premises or other parts of the Building shall have been caused by the negligence or misconduct of the Tenant, its agents, servants or employees, or by any other persons entering the Building under express or implied invitation of the Tenant, such injury may be reasonably repaired by the Landlord at the reasonable expense of the Tenant.


                                  ARTICLE 22

                                 CONDEMNATION
                                 ------------

      22.1     Eminent Domain.  If any part of the Rentable Area of the Premises
               --------------
is taken by eminent domain, or by conveyance in lieu thereof then this Lease, at the option of either party evidenced by notice to the other given within thirty
(30) days from such taking or conveyance, shall forthwith cease and terminate entirely. In the event of such termination of this Lease, then rental shall be due and payable to the actual date of such termination. If neither party terminates this Lease, this Lease shall cease and terminate as to that portion of the Premises so taken as of the date of such taking, and the rental thereafter payable under this Lease shall be abated prorata from the date of such taking in an amount by which that portion of the Rentable Area of the Premises so taken shall bear to the Rentable Area of the Premises prior to such taking. If any part of the Building Complex shall be taken by eminent domain, or by conveyance in lieu thereof, and if such taking substantially interferes with the Landlord's ownership or use of the Building Complex, the Landlord, at its option, may upon thirty (30) days' notice to the Tenant, terminate this Lease as of the date of such taking.

      22.2     Damages.  All compensation awarded for any taking (or the
               -------
proceeds of private sale in lieu thereof) of the Premises or Building Complex shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for the taking of Tenant's fixtures and other personal property or moving expenses if a separate award for such items is made to Tenant.

      22.1     Restoration.  If both Landlord and Tenant elect not to terminate
               -----------
this Lease, Tenant shall remain in that portion of the Premises which shall not have been appropriated or taken as herein provided, and Landlord agrees, at Landlord's sole cost and expense (not to exceed the amount of condemnation proceeds received by Landlord), to, as soon as reasonably possible, restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such appropriation or taking.


                                   ARTICLE 23

                           LOSS AND DAMAGE AND DELAY
                           -------------------------

      23.1     Loss and Damage.  The Landlord shall not be liable or responsible
               ---------------
in any way for:

               (a) any death or injury arising from or out of any occurrence in, upon or at the Building Complex or for damage to property of the Tenant or others located on the Premises, nor shall it be responsible in any event for damage to any property of the Tenant or others from any cause whatsoever, unless such damage, loss, injury or death results from the intentional misconduct or sole negligence of the Landlord, its agents, servants or employees. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, street, or subsurface of any floor or ceiling or from any other place or because of dampness or climatic conditions from any other cause of whatsoever kind. The Landlord shall not be liable for any damage whatsoever caused by any other tenant or persons in or about the Building Complex, or by an occupant of adjacent property thereto, or the public, or construction of any private, public or quasi-public work. All property of the Tenant kept or stored on the Premises shall be kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord in the event of any claims arising out of damages to the same, including any subrogation claim by the Tenant's insurers;

               (b) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by the Landlord to perform janitor services or security services, or repairs or maintenance services, in or about the Premises or the Building; or

               (c) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant.

      23.2     Delays.  Whenever and to the extent that the Landlord shall be
               ------
unable to fulfill, or shall be delayed or restricted in the fulfillment of, any obligation hereunder in respect to the supply of or provision for, any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labor required to enable it to fulfill such obligation or by reason of any statute, law or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any governmental or quasi-governmental administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control, whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.


                                  ARTICLE 24

                             DEFAULT AND REMEDIES
                             --------------------

      24.1     Default by Tenant.  The following events shall be deemed to be
               -----------------
events of default by Tenant under this Lease:

               (a) Tenant shall fail to pay any installment of rent or any other sum due to Landlord within five (5) days of receipt of written notice of such nonpayment.

               (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than payment of rent or other sums due to Landlord, and shall not cure such failure within fifteen (15) days after written notice thereof to Tenant or if such default cannot reasonably be cured within fifteen (15) days then Tenant shall not be in default so long as it has commenced to cure within fifteen (15) days and is diligently prosecuting same to completion.

               (c) Tenant or any guarantor of Tenant's obligations under this Lease shall die, cease to exist as a corporation or partnership or be otherwise dissolved or liquidated or become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, or is otherwise unable to pay its debts as they come due.

               (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any section or chapter of the national bankruptcy act as amended or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease.

               (e) A receiver or trustee shall be appointed for all of the Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

               (f) Tenant shall abandon or vacate any portion of the Premises, in whole or in part.

               (g) Tenant assigns or sublets in violation of the provisions of this Lease.

      24.2     Remedies of Landlord.  Upon the occurrence of any such events of
               --------------------
default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever except as required by applicable law:

               (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution of any claim of damages therefor.

               (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary pursuant to applicable law, without being liable for prosecution or any claim for damages therefor (except for acts in violation of law), and relet the Premises and receive the rent therefor.

               (c) Enter upon the Premises, by force if necessary pursuant to applicable law, without being liable for prosecution or any claim for damages therefor (except for acts in violation of law), and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

               (d) Alter all locks and other security devices at the Premises without terminating this Lease.

               Exercise by Landlord of any one or more of the remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the Premises. All claims for damages by reason of such reentry and/or repossession and/or alteration of locks or other security devices are hereby waived, as all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process, to the extent permitted by law. Tenant agrees that any reentry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise, to the extent permitted by law.

               In the event Landlord elects to terminate the Lease by reason of an event of default then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the total rental hereunder for the remaining portion of the Lease term (had such term not been terminated by Landlord prior to the date of expiration as stated herein), less the reasonable rental value thereof, plus a sum equal to any other damages incurred by Landlord by reason of such default.

               In the event that Landlord elects to repossess the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rent required to paid by Tenant to Landlord during the remainder of the Lease term until the date of expiration of the term as stated herein diminished by any net sums thereafter received by Landlord through reletting the Premises during such period (after deducting expenses incurred by Landlord as provided below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

               In the event of any default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable and shall pay to Landlord, in addition to any sums provided to be paid above, broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing Tenant's or other occupants' property; the costs of repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies, including reasonable attorney's fees whether suit was actually filed or not.

               In the event of termination or repossession of the Premises for an event of default, Landlord shall not, except as set forth herein, have any obligation to relet or attempt to relet the Premises or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises for any period to any tenant and for any use or purpose. Landlord agrees to use reasonable efforts to mitigate its damages, however, Landlord shall have no obligation to expend sums, give the Premises priority over other vacant space nor to lease the space on less than market terms.

               If Tenant shall fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to pay Landlord upon demand all costs, expenses and disbursements, including reasonable attorney's fees incurred by Landlord in taking such remedial action.

               Landlord is entitled to accept, receive in cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's rights to recover any and all amounts owed by Tenant hereunder and shall not be deemed to cure any other default nor prejudice Landlord's rights to pursue any other available remedy.

      24.3     Landlord's Default.  Landlord shall not be deemed in default
               ------------------
hereunder unless Tenant shall have given Landlord written notice of such default specifying such default with particularity and Landlord shall thereupon have thirty (30) days in which to cure any default unless such default cannot reasonably be cured within such period wherein Landlord shall not be in default if it commences to cure the default within the thirty (30) day period and diligently pursues completion of same. In the event of any default, Tenant agrees that its exclusive remedy shall be an action for damages.

      24.4     Personal Property Lien.  Intentionally Deleted.
               ----------------------


                                  ARTICLE 25

                                 HOLDING OVER
                                 ------------

     25.1 If the Tenant shall continue to occupy and continue to pay rent for the Premises after the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a tenant from month to month at a monthly Base Rent equal to two hundred percent (200%) of the last full monthly Base Rent payment due hereunder, and subject to all of the additional rentals, terms and conditions herein set out except as to expiration of the Lease Term. Such holding over may be terminated by the Landlord or the Tenant upon fifteen
(15) days' notice. In the event that the Tenant fails to surrender the Premises upon termination or expiration of this Lease or such month to month tenancy, then the Tenant shall indemnify the Landlord against loss or liability resulting from any delay of the Tenant in not surrendering the Premises, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises and any attorney's fees related thereto.


                                  ARTICLE 26

                                    NOTICE
                                    ------

      26.1     Notice.  Any notice, request, statement or other writing pursuant
               ------
to this Lease shall be deemed to have been given if sent by registered, certified mail or recognized receipted overnight mail service, postage prepaid, return receipt requested or delivered by hand to the party at the addresses set forth below;

               TENANT:   Transecon, Inc.
                         1908 Pearl Street
                         Boulder, Colorado  80302
                         Attention:  President

               with a copy to:

                         Transecon, Inc.
                         Suite 300
                         360 Interlocken Boulevard
                         Broomfield, Colorado  80021

               with a copy to:

                         Chrisman Bynum & Johnson, P.C.
                         1900 Fifteenth Street
                         Boulder, CO  80302
                         Attention:  Clayton N. Johnson, Esq.

               LANDLORD: ORIX PRIME WEST BROOMFIELD VENTURE
                         c/o Prime West Real Estate Services
                         6025 South Quebec, Suite 350
                         Englewood, Colorado  80111
                         Attention:  Stephen F. Clarke

               with a copy to:

                         Brownstein Hyatt Farber & Strickland, P.C.
                         410 17th Street, 22nd Floor
                         Denver, Colorado  80202
                         Attention:  Laura Jean Christman, Esq.

               and with a copy to:

                         ORIX PRIME WEST BROOMFIELD VENTURE
                         c/o ORIX Real Estate Equities, Inc.
                         100 North Riverside Plaza
                         Suite 1400
                         Chicago, Illinois  60606
                         Attn:  James H. Purinton

and such notice shall be deemed to have been received by the Landlord or the Tenant, as the case may be, on the earlier of actual receipt or the second business day after the date on which it shall have been so mailed.

      26.2     Change of Address.  Any party may, by notice to the other, from
               -----------------
time to time, designate another address, which notices mailed more than ten (10) days thereafter shall be addressed.


                                  ARTICLE 27

                               SECURITY DEPOSIT
                               ----------------

     27.1 Tenant shall deposit with Landlord on or before the date of execution hereof by Tenant the sum of Thirty-Three Thousand and No/100 Dollars ($33,000.00) as security for the performance by Tenant of all of the terms, covenants, and conditions required to be performed by it hereunder. Landlord agrees upon receipt thereof to place the security deposit in an interest bearing account with a federally insured financial institution which interest shall be returned to Tenant with the security deposit, when delivered pursuant to the terms hereof with an adjustment for income tax, attributable to such interest bearing account. Such sum shall be returned to Tenant after a reasonable period after the expiration of the Lease Term and delivery of possession of the Premises to Landlord if, at such time, Tenant has fully performed all such terms, covenants and conditions. Prior to the time when Tenant is entitled to the return of the security deposit, Landlord shall be entitled to intermingle such deposit with its own funds and to use same for such purposes as Landlord may determine. In the event of default by Tenant in performing any of its obligations under this Lease, Landlord may, in addition to any other right or remedy available to Landlord hereunder, use, apply, or retain all or any part of this security deposit for the payment of any unpaid rent or for any other amount which Landlord may be required to expend by reason of the default of Tenant, including any damages or deficiency in the reletting of the Premises or any attorney's fees associated therewith, regardless of the whether the accrual of such damages or deficiency occurs before or after an eviction. If a portion of the security deposit is used or applied by Landlord during the term hereof, Tenant shall, upon five (5) days written demand, deposit with Landlord an amount sufficient to restore the security deposit to its original amount. Landlord shall return the security deposit together with interest (or that portion of the security deposit not previously applied) within thirty (30) days after the later of expiration of the lease term or surrender by Tenant of the Premises without default.


                                  ARTICLE 28

                           MISCELLANEOUS PROVISIONS
                           ------------------------

      28.1     Captions.  The captions used herein are for convenience only and
               --------
do not limit or amplify the provisions hereof. Whenever the singular is used the same shall include the plural, and words of any gender shall include the other gender.

      28.2     Waiver.  One or more waivers of any covenant, term or condition
               ------
of this Lease by either party should not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval should not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

      28.3     Entire Agreement.  This Lease contains the entire agreement
               ----------------
between the parties and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the parties hereto.

      28.4     Severability.  The invalidity or unenforceability of any
               ------------
provision hereof shall not affect or impair any other provision.

      28.5     Modification.  Should any mortgagee or beneficiary under a deed
               ------------
of trust require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will in any way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

      28.6     Governing Law.  This Lease shall be governed by and construed
               -------------
pursuant to the laws of the State of Colorado.

      28.7     Successors and Assigns.  The covenants and conditions herein
               ----------------------
contained shall inure to and bind the respective heirs, permitted successors, executors, administrators and assigns of the parties hereto, and the terms "Landlord" and "Tenant" shall include the permitted successors and assigns of either such party, whether immediate or remote, except as otherwise specifically set forth in this Lease to the contrary.

      28.8     Authorization to Execute.  In the event the Tenant hereunder
               ------------------------
shall be a corporation, the parties executing this Lease on behalf of the Tenant hereby covenant and warrant that the Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State of Colorado; all franchise and corporate taxes have been paid to date, and all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed.

      28.9     Guaranty of Lease.  Intentionally Deleted.
               -----------------

      28.10    Approval of Documents.  Landlord's approval of Tenant's plans for
               ---------------------
work performed by Landlord or Tenant in the Premises shall create no responsibility or liability on the part of Landlord for their completeness, design, sufficiency, or compliance with any laws, rules, or regulations of governmental agencies or authorities.

      28.11    Attorneys Fees.  In the event of any dispute hereunder the
               --------------
prevailing party in such action shall be entitled to its reasonable attorneys and costs in such action.

      28.12    Use of Names.  Landlord shall not publish, relating to this Lease
               ------------
or in conjunction with the Building Complex the name "Transecon, Inc." or the name of any employee, officer or director of "Transecon, Inc." in any newsletter or similar publication, including press releases, without Tenant's prior consent. Tenant shall not publish Landlord's name or the name of any partner or affiliated entity or officer of such entity or use the name of the Building Complex relating to this Lease or the Building Complex in any newsletter or similar publication, including press releases, without Landlord's prior consent. In the event either party is in default hereof, such defaulting party's only remedy shall be an action for actual damages (not consequential) arising from such default.


                                  ARTICLE 29

                           SUBSTITUTION OF PREMISES
                           ------------------------

      29.1     Intentionally Deleted.

                                  ARTICLE 30

                                   RECORDING
                                   ---------

     30.1 Tenant agrees not to place this Lease of record unless requested to execute a Memorandum of Lease by Landlord, which may, at the Landlord's option, be placed of record. In addition, if requested by the Landlord, the Tenant will execute a memorandum of lease to be filed with the Colorado Department of Revenue on such form as may be prescribed by said department within ten (10) days after the execution of this Lease or any other such memorandum so that the Landlord may avail itself of the provisions of the statutes such as Section 39-22-604(7)(c) of the Colorado Revised Statutes
(1973).

          Any recording by Tenant without Landlord's prior written consent shall at Landlord's option be deemed a default pursuant to Article 24 hereof and Landlord shall have all of the rights and remedies set forth therein.


                                  ARTICLE 31

                              REAL ESTATE BROKER
                              ------------------

     31.1 Except as set forth below, Tenant represents and warrants that Tenant has not dealt with any broker in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Lease, or submitted or showed the Premises, or is entitled to any commission in connection herewith (except the Landlord's listing brokers Cushman & Wakefield and the Colorado Group) and Tenant agrees to indemnify Landlord against any liability arising from a breach of this representation and warranty including reasonable attorney's fees. Tenant has dealt with Buyer's Edge, Inc., as broker and Mark Shaner agent (collectively Tenant's Broker) as licensed Colorado broker in connection with the Lease and Landlord has directed its listing brokers to pay half of the commission payable by Landlord in conjunction with this Lease to Tenant's Broker, subject to and in accordance with the letter agreement from listing brokers to Landlord agreeing to pay one-half of the commission to Tenant's Broker. Tenant agrees to indemnify Landlord from any claims by Tenant's Broker for any commissions demanded by Tenant's Broker from Landlord except as set forth in the letter agreement referenced above from the listing brokers. Landlord shall have no obligation to pay any commission except as specifically set forth in its agreement with the listing brokers.


                                  ARTICLE 32

                                RENT PREPAYMENT
                                ---------------

      32.1     Intentionally Deleted.


                                  ARTICLE 33

                                    OPTION
                                    ------

      33.1     Option to Extend.  Tenant shall have an option to extend the
               ----------------
Lease for one (1) additional term of five (5) years. In order to exercise such option, Tenant shall notify Landlord in writing at least 180, but not more than 365, days prior to the expiration of the lease term of its election to exercise the option, upon which time Landlord shall submit in writing within 30 days a proposal for the then current Market Base Rental Rate (per rentable square foot per annum, "NNN") for the extended term. The Market Base Rental Rate shall not be less than $16.00 per rentable square foot per annum "NNN," nor more than $18.40 per rentable square foot per annum "NNN." Tenant shall have thirty (30) days from the receipt of said notice to (i) accept the proposed Base Rental Rate in writing to Landlord (ii) to reject the Base Rental Rate and elect the appraisal process set forth below or (iii) elect not to extend. If Tenant elects not to extend or fails to timely exercise its option, time being of the essence, the option shall automatically terminate and be of no further force and effect and this Lease shall terminate upon expiration of the then Lease term. Any such extension shall be upon all of the terms, conditions and covenants of this Lease except as to (i) the amount of Base Rent, which shall be determined as set forth herein, (ii) options to extend, expand or purchase, which shall not be applicable, and (iii) Tenant finish or other allowances or concessions which shall not be applicable to the renewal term. As used herein, "Market Base Rental Rate" shall mean the then Base Rental Rate for comparable first class multi-tenant office buildings of comparable size, location and age in the County of Boulder, Colorado, at such time, taking into account the following factors (1) rent per rentable square foot; (2) operating expenses and real estate tax payments; (3) current rental escalators and (4) rental concessions, if any.

     If Tenant, by written notice delivered no later than thirty (30) days after the date Landlord notifies Tenant of the Market Base Rental Rate, objects to the Market Base Rental Rate determined by Landlord and elects to submit the rate determination to appraisal, then, within seven (7) days of the date of Tenant's objection, each party shall appoint a non-affiliated certified M.A.I. Appraiser that has at least five (5) years' full-time commercial appraisal experience in Boulder County to determine the Market Base Rental Rate, such process to be completed within twenty (20) days after the date of the appointment of the last appraiser. If a party does not appoint a qualified appraiser within five (5) days after the other party has given notice of the name of the appraiser then the single appraiser shall be the sole appraiser and shall set the Market Base Rental Rate. The appraisers appointed by the parties shall meet promptly and attempt to set the Market Base Rental Rate. If they are unable to agree on the Market Base Rental Rate within twenty (20) days after the date the second appraiser has been appointed, they shall elect a third appraiser meeting the qualifications stated in this paragraph within seven (7) days after the last day the two (2) appraisers are to set the Market Base Rental Rate. If the appraisers are unable to agree on the third appraiser, either of the parties to this Lease, after giving five (5) days' prior written notice to the other party, may apply to the then president of the real estate board of Denver, Colorado for the selection of a third appraiser who meets the qualifications stated in this Section, which selection shall be made within three (3) days. All determinations of Market Base Rental Rate shall be subject to the limitations on Market Base Rental Rate set forth in the first paragraph of this Section. Each of the parties shall pay for the appraiser appointed by it and shall bear one-half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. The appraisers shall be instructed to consider the criteria above stated in determining the Market Base Rental Rate.

     Within twenty (20) days after the selection of the third appraiser, the third appraiser shall determine the Market Base Rental Rate and all three of the appraiser's Market Base Rental Rates shall be averaged excluding any single Market Base Rental Rate which is either ten percent (10%) higher or lower than the middle appraisal of Market Base Rental Rate and the remaining appraisals shall then be averaged.

     If the Market Base Rental Rate is not established for the extended term prior to its commencement, Tenant shall continue to pay the applicable Base Rent required for the last full month of the Lease term until the appraisers have made their determination. The Market Base Rental Rate in question, when finally determined by the appraisers, shall be retroactive to the commencement of the extension term, and the first Base Rent payment becoming due after the determination of the applicable Market Base Rental Rate shall include the retroactive amounts of monthly Base Rent installments accrued and unpaid. In no event may either Landlord or Tenant elect not to extend the Lease based upon the Market Base Rental Rate established in accordance herewith.

     This option to extend may not be exercised and the Lease shall not be extended if Landlord has given Tenant notice of default which default is not cured within any applicable cure periods or waived by Landlord.

      33.2     Right of First Refusal.  Landlord hereby grants to Tenant a right
               ----------------------
of first refusal (the "Right of First Refusal") to lease space on the second floor of the Building in the Building Complex subject to and in accordance with the following provisions:

               (a) Prior to Landlord executing any lease with a bona fide third party for space in the Building Complex, Landlord shall deliver to Tenant a written notice identifying a proposed lease or letter of intent which Landlord is willing to accept, subject to this Right of First Refusal (the "Offer Notice"). The Offer Notice shall set forth the name of the proposed tenant and shall identify all material business terms of the lease, including the proposed premises (the "Expansion Space"), Base Rent, term, options, extension, concessions and allowances, if any.

               (b) The Tenant shall have three (3) business days from receipt of the Offer Notice to either accept or reject the terms set forth in the Offer Notice. If Tenant rejects the terms of the Offer Notice or if Landlord has not received the written acceptance or rejection of the Offer Notice from Tenant by 5:00 p.m. on the third (3rd) business day as set forth herein, time being of the essence, then Landlord shall have no further obligation or liability to Tenant pertaining to the Expansion Space and Landlord may enter into a lease with such tenant on materially the same economic terms as set forth in the Offer Notice, including renewal rights.

               (c) If Tenant accepts such offer, then this Lease shall be amended to include the space so offered on the terms set forth in the Offer Notice except (i) the lease for such space shall be coterminous with this Lease,
(ii) the options to extend the Lease as contained in the Offer Notice, if any, shall be void, and (iii) the option to extend as contained in this Lease shall be applicable to the Expansion Space. If the expiration date of the term set forth in the Offer Notice is different than the expiration date hereof, the Base Rent as set forth in the Offer Notice shall be equitably adjusted to provide the same net economic benefit to Landlord. None of the concessions, Allowances or other options set forth in this Lease shall be applicable to the Expansion Space.

               (d) Tenant shall accept possession of the Expansion Space in its "as is" condition.

               (e) This Right of First Refusal is subject to any rights of existing tenants for the Building Complex or tenants under leases for which Tenant did not exercise this Right of First Refusal.

               (f) Except as set forth herein, this Right of First Refusal may not be exercised if it would result in Tenant leasing the Expansion Space for less than thirty-six (36) months. Tenant may in such event (provided that the right to exercise the option to extend is still viable and has not otherwise been terminated or expired) exercise its option to extend the Lease inclusive of the Expansion Space. The Base Rent for the Premises and the Expansion Space for the Extension Period shall be determined at the times and methods set forth in Extension Option and once determined shall be binding upon both Landlord and Tenant notwithstanding the fact that it is possible that such determination may be made several months or years after the receipt of the election to extend this Lease. The Base Rent for the Expansion Space for the remainder of the lease term shall be determined in accordance with subparagraph c. above.

               (g) This Right of First Refusal shall be deemed void and of no further force and effect if Tenant is in default hereof, which default is not cured within any applicable cure period or if Tenant assigns this Lease or sublets the Premises (except for subleases or assignments to entities affiliated with Tenant as set forth in Article 7).

      33.3     Option to Purchase.  Provided Tenant is not in default of this
               ------------------
Lease, Landlord hereby grants to Tenant an option to purchase the Building Complex on the following terms:

               (a)  Purchase Price.  The purchase price shall be calculated
                    --------------
pursuant to the following formula:

     1. Total of all costs of any kind or nature through the Closing Date including all hard costs and soft costs incurred by the Landlord ORIX PRIME WEST BROOMFIELD VENTURE, and its predecessor in interest, Prime West Development, Inc., related to or arising from the Building Complex including costs incurred in the acquisition of the land, development, construction, formation of ownership entities, financing and leasing of the Building Complex including without limitation leasing costs, commissions, legal fees, construction interest, loan fees, "Carry Costs" (as hereinafter defined), tenant finish costs and closing costs. The aggregate cost paid through May 30, 1996 is $5,289,605.00. Additional costs incurred but not paid as of May 30, 1996 are estimated to be $324,142.13, for a total estimated cost through May 30, 1996 of $5,613,747.13. These costs shall not preclude any costs which may arise subsequent to the date hereof. Such costs do not include (i) any costs associated with this Lease including tenant finish ($430,150) and commissions ($92,927.76) to the extent borne by Landlord or legal costs, or (ii) costs not yet invoiced or payable all of which, together with Carry Costs and the other costs recoverable hereunder, shall be included in the Purchase Price on the Closing Date. Funds received from Coram Healthcare for the buyout of the Coram Healthcare Lease ($232,000) have been deducted from the purchase price referenced above.

Plus 2. A sum equal to twelve dollars ($12.00) per gross square foot of the area of the Building (which reflects profit to the Landlord).

               (b)  Deed.  The Building Complex shall be conveyed by Special
                    ----
Warranty Deed subject to existing leases, taxes and easements, all matters of record (except mortgages or deeds of trust, if any, which shall be paid and released with proceeds of the sale).

               (c) No later than fourteen (14) business days after full execution hereof, Landlord shall deliver to Tenant for its review each of the following (collectively, the "Due Diligence Documents"):

               (1) copies of all executed leases (exclusive of this Lease) for the Building Complex;

               (2) copies of all presently existing executed contracts including service contracts and management contracts for the Building Complex;

               (3) Landlord's most recently prepared ALTA boundary survey for the Building Complex;

               (4) copies of as-built plans and specifications for the Building;

               (5) a copy of Landlord's title insurance policy together with copies of all exceptions to title set forth therein;

               (6) copy of Phase I Environmental Report which was received by Landlord prior to its acquisition of the real property;

               (7) the updated costs of the Building Complex as updated costs is set forth above, together with such invoices evidencing payment, as requested by Tenant;

               (8) a soils report for the Building Complex received by Landlord prior to it acquisition of the real property; and

               (9) copy of the construction contract for the Building Complex and all warranties for any construction.

               Tenant acknowledges that Landlord makes no representation or warranty as to the accuracy or completeness of any of the above documentation prepared by third parties and Landlord makes no representation or warranty as to the competency of the party preparing such documentation. Landlord agrees to deliver to Tenant, upon receipt of written request, such other documents specifically requested which directly and reasonably relate to the acquisition of the Building Complex by Tenant (to the extent that such documents are in Landlord's actual possession at the time of the request). The delivery of such additional documents shall not extend the Option Date, the Closing Date or any other dates set forth in this Option.

               Subsequent to exercise by Tenant of this Option, Landlord will submit to Tenant for its prior reasonable review and approval any new contracts relating to the Property which would be assumed by the Tenant on the Closing Date. Failure of Tenant to respond in writing as to approval or disapproval of such contract within seven (7) business days of receipt of such contract shall be deemed approval thereof. If Tenant disapproves the new contract then Landlord will not execute the contract.

               (d)  Exercise of Option and Closing. Tenant shall exercise its
                    ------------------------------
option to purchase in writing received by Landlord no later than ninety (90) days from full execution hereof (the "Option Date") and shall deliver to a title company designated by Landlord a nonrefundable one million dollar earnest money deposit. Such exercise of the Option shall be deemed full acceptance of the Building Complex in its "as is" condition, including full acceptance of the Due Diligence Documents. The title company shall deposit the $1,000,000.00 in an interest bearing account, such interest taxable to the Tenant. The $1,000,000.00, together with interest thereon, shall hereinafter collectively be called the Earnest Money Deposit. Closing shall be through escrow with the title company one hundred twenty (120) days after the exercise of the Option (the "Closing Date") but if the one hundred twentieth (120th) day occurs on other than a business day then on the next business day, time being of the essence. Closing shall be subject to standard prorations for 1996 taxes, assessments and rents. Prior to the Option Date, Landlord shall deliver to Tenant on the fifth
(5th) business day following Tenant's written request an estimated Purchase Price to the date of the request. Landlord will deliver notice of the final Purchase Price on the second (2nd) business day prior to the Closing Date with a per diem increase for Carry Costs and other costs together with invoices or other evidence of such costs.

               (e)  Default.  Time being of the essence, if Tenant fails to give
                    -------
notice in accordance herewith, fails to deliver the earnest money or fails to close for any reason on the Closing Date, including failure to deliver the balance of the Purchase Price as calculated by Landlord in accordance with the above formula, then this option shall become null and void and of no further force and effect and neither party shall have any further obligation or liability to the other and the Earnest Money Deposit shall be delivered to Landlord as liquidated damages and Landlord's sole remedy for Tenant's default, it being understood and agreed that damages are difficult to determine and the Earnest Money Deposit is a reasonable estimate of damages arising from Tenant's default. If Tenant wrongfully claims return of the Earnest Money Deposit then Landlord shall be entitled to all additional costs, expenses and damages, including reasonable attorneys' fees arising from Tenant's default and wrongful claims.

               (f)  Transfer.  This option is personal to Tenant and may not be
                    --------
transferred or assigned in whole or in part, directly or indirectly by Tenant, except to Tenant's majority stockholder upon ten (10) days written notice to Landlord by written assignment and assumption agreement in which event Tenant shall have no further rights or obligations under this option, directly or indirectly.

               (g) Prior to the Option Date, Landlord agrees to notify Tenant in writing of the names of prospective bona fide tenants with whom Landlord reasonably intends (pursuant to a letter of intent or approved proposed lease) to execute a lease. Tenant shall have five (5) business days from receipt of such notice to disapprove such prospective tenant, by exercising the Option in accordance with the terms hereof, including the delivery of the Earnest Money Deposit to the Title Company. Such exercise shall be deemed full acceptance of the Building Complex in its "as is" condition including full acceptance of the Due Diligence Documents. If Tenant fails to exercise this Option strictly in accordance with the terms hereof, time being of the essence, Landlord shall have the right to enter into a lease with the proposed tenant on any terms acceptable to Landlord, and Landlord shall have no further liability or responsibility of any kind or nature to Tenant arising from or related to such lease to the prospective tenant. Tenant acknowledges that all information concerning a prospective tenant (including such tenant's name) is confidential and may not be disclosed to any person, party or entity without the prior written consent of Landlord, which may be given or withheld in its sole discretion. Subsequent to the Option Date, if Tenant exercises the foregoing Option in accordance with the terms and provisions hereof, Landlord may not execute any lease for the Building unless such lease is first approved by Tenant, which approval may be given or withheld in Tenant's sole discretion. If Tenant approves the lease, the costs of leasing shall be included in the Purchase Price. Landlord shall have no obligation to lease the Building, or any part thereof, prior to the Closing Date.

               (h)  This sale shall be an "as is" sale, and Landlord has made no
                                           -----
representations or warranties whatsoever and Landlord shall have no responsibility or liability to the Tenant arising from or related to this Option or the conveyance of the Building Complex, except as specifically set forth herein. Landlord shall assign all leases and contracts pertaining to the Building Complex to Tenant at Closing without recourse and Tenant shall assume such leases and contracts. In the event of casualty or condemnation, Landlord shall assign all insurance proceeds and condemnation proceeds to Tenant, unless such condemnation or casualty renders unusable 50% or more of the gross area of the Building, in which event Tenant may terminate its Option upon written notice to Landlord received within ten (10) days of the casualty or condemnation and neither party shall have any obligation to the other pursuant to this Option, except the Earnest Money Deposit shall be returned to Tenant, provided, however, the

Lease shall remain in full force and effect in accordance with its terms.

               (i) For purposes hereof, "Carry Costs" shall mean the interest on indebtedness for the Building Complex which interest is accruing monthly at the annual rate of 400 Basis Points above the 30-day LIBOR rate.

               (j) If for any reason Tenant fails to exercise this Option or close on the Closing Date, then all the Due Diligence Documents will be kept confidential and will be returned by Tenant to Landlord within five (5) business days of receipt of written request therefor.


                 [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, the parties hereto have executed this Lease this ______ day of ________________, 1996.

                                   LANDLORD:

                                   ORIX PRIME WEST BROOMFIELD VENTURE, a
                                   Colorado general partnership


                                   BY:  Prime West Broomfield, Inc.
                                        general partner


                                   By: ___________________________________,
                                   Title: ________________________________


                                   BY:  Orix Broomfield, Inc. general partner


                                   BY: ___________________________________,
                                   Title: ________________________________

                                   TENANT:

                                   TRANSECON, INC., a Colorado corporation


                                   By: ___________________________________
                                   Title: ________________________________

STATE OF _____________________)
                              ) ss.
COUNTY OF ____________________)

     The foregoing instrument was acknowledged before me this _______ day of ________________, 1996, by _____________________
as ___________________ of PRIME WEST BROOMFIELD, INC., general partner of ORIX PRIME WEST BROOMFIELD VENTURE, a Colorado general partnership.

     WITNESS my hand and official seal.

                                   ____________________________________
( S E A L )                   Notary Public
                                   My commission expires:



STATE OF _____________________)
                              ) ss.
COUNTY OF ____________________)

     The foregoing instrument was acknowledged before me this _______ day of ________________, 1996, by _____________________
as ___________________ of ORIX BROOMFIELD, INC., general partner of ORIX PRIME WEST BROOMFIELD VENTURE, a Colorado general partnership.

     WITNESS my hand and official seal.


                                   ____________________________________
( S E A L )                   Notary Public
                                   My commission expires:

STATE OF _____________________)
                              ) ss.
COUNTY OF ____________________)

     The foregoing instrument was acknowledged before me this _______ day of ________________, 1996, by _____________________ as ___________________ of
Transecon, Inc.

     WITNESS my hand and official seal.


                                   _______________________________________
( S E A L )                   Notary Public
                                   My commission expires:

                                                                    EXHIBIT 10.4

                                FIRST AMENDMENT
                           TO TRANSECON, INC. LEASE


     THIS FIRST AMENDMENT TO TRANSECON, INC. LEASE ("First Amendment") is made and entered into this 19/th/ day of December, 1997, by and between ORIX PRIME WEST BROOMFIELD VENTURE, a Colorado general partnership ("Landlord") and TRANSECON, INC., a Colorado corporation ("Tenant").

     WHEREAS, Landlord and Tenant are parties to that certain lease entered into as of June 19, 1996 (the "Lease"); and

     WHEREAS, effective January 1, 1997 Tenant partially terminated the Lease as to the premises described on Exhibit A-1 consisting of approximately 6,621.33
                             -----------
rentable square feet, which space has been leased by Golden Rule (the "Golden Rule Space"); and

     WHEREAS, the remaining premises are described on Exhibit A-2; and
                                                      -----------

     WHEREAS, as a condition of Landlord permitting the partial termination, Tenant has agreed to guaranty the Golden Rule Lease;

     WHEREAS, Tenant is desirous of leasing certain space on the first floor.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.   Section 1.1, Demise, shall be amended as follows:
                  ------

     Effective January 1, 1997, the portion of the Premises on the third floor shall consist of approximately 11,389.67 rentable square feet, as shown on Exhibit A-2 attached hereto (the "Third-Floor Space"). In addition to the
     -----------
     above, tenant shall lease Suite 105 consisting of approximately 1,510 rentable square feet on the first floor as shown on Exhibit B attached
                                                         ---------
     hereto (the "Expansion Space"). The total rentable area of the Premises (inclusive of the "Third-Floor Space" and the "Expansion Space") shall be approximately 12,899.67 rentable square feet. Any reference hereinafter to the Premises shall mean the Premises as described herein and as shown on Exhibits A-1, A-2 and B hereto unless otherwise specifically set forth to
     ------------  ---     -
     the contrary.

2.   Section 2.1, Term, shall be amended as follows:
                  ----

     The Commencement Date, as applicable solely to the Expansion Space, shall be the earlier of February 1, 1998 or the date that the Expansion Space is Substantially Complete as set forth in the Work Letter attached hereto as Exhibit C. The expiration date for the Expansion Premises is conterminous
     ---------
     with the balance of the Premises.

3.   Section 3.1, Base Rent, shall be amended as follows:
                  ---------

     Base Rent for the Third Floor Space is $16.00 per rentable square foot per annum, triple net, which equates to equal monthly installments of $15,186.23. Base Rent for the Expansion Space shall be $16.00 per rentable square foot per annum, triple net, which equates to equal monthly installments of $2,013.33. The Base Rent for the expansion Space shall thereafter on each anniversary of the Commencement Date for the Expansion Space be increased annually at the rate of three percent (3%) per annum. Base Rent for the Expansion Space shall commence on the Commencement Date as set forth above and shall be paid in accordance with Article 3 of the Lease.

4.   Section 4.1, Taxes and Operating Expense Adjustment, shall be amended as
                  --------------------------------------
follows:

     Effective January 1, 1997, Tenant's Pro Rata Share for the Third-Floor Space shall be 22.14%. Effective as of the Commencement Date as set forth above, Tenant's Pro Rata Share for the Expansion Space shall be 2.91%.

5.   Section 27.1, Security Deposit, shall be amended as follows:
                   ----------------

     On or before full execution hereof, Tenant shall deposit with Landlord an additional sum of $2,763.00 as additional security for the performance by Tenant under this Lease as more specifically set forth in Section 27.1. The total security deposit, inclusive of the addition sum, shall be $35,763.00, which shall be held and applied (as applicable) by Landlord in accordance with the terms of Section 27.1.

6.   Section 33.1, Option to Extend, shall be amended as follows:
                   ----------------

     The Option to Extend shall apply independently to the Third-Floor Space and the Expansion Space and Tenant may elect to extend both spaces or either space on the terms set forth in Section 33.1.

7.   Golden Rule Lease:  Tenant hereby agrees to guaranty the Golden Rule Lease
     -----------------
in accordance with the Guaranty attached hereto as Exhibit D.  Furthermore,
                                                   ---------
Tenant hereby agrees to release Landlord, indemnify and hold Landlord harmless from any and all claims, demands, expenses or loss of any kind or nature, whether known or unknown, now existing or arising hereafter, including claims of Tenant, Golden Rule and any third parties, arising from or related to the Golden Rule Lease and the use and occupancy thereof, including reasonable attorneys' fees and costs. Tenant further acknowledges that there is no dividing wall between Premises and that any issues, risks or claims arising therefrom are at the sole cost and risk of Tenant.

8.   The parties hereto acknowledge that the option to purchase set forth in
Section 33.3 has expired and is of no further force and effect.

9. Each party hereby represents to the other that the Lease is in full force and effect and that to its knowledge there is no default by either Landlord or Tenant thereunder.

10. Tenant hereby represents that it has not assigned, transferred or sublet any interest in the Lease and that it has full power and authority to enter into this First Amendment to Transecon, Inc. Lease including all exhibits hereto.

11. Tenant represents and warrants that insofar as Tenant knows no broker except for Buyer's Edge, Inc., as Tenant's broker, and Cushman & Wakefield, as Landlord's broker, negotiated or participated in the negotiations of this First Amendment to Transecon, Inc. Lease, or submitted or showed the Premises, or is entitled to any commission in connection herewith. Tenant agrees to indemnify Landlord against any liability arising from a breach of this representation and warranty including reasonable attorneys' fees.

12. All capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Lease.

13. Except as otherwise modified or amended hereby, the terms and provisions of the Lease shall remain unchanged and are hereby ratified and confirmed.

14. This Amendment may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed, effective as of the date and year first above written.

                              LANDLORD:

                              ORIX PRIME WEST BROOMFIELD VENTURE, a
                              Colorado general partnership

                              BY:  PRIME WEST BROOMFIELD, INC., general partner


                                   By: ________________________________________,
                                   Name:_______________________________________
                                   Title:______________________________________


                              BY:  ORIX BROOMFIELD, INC., general partner


                                   By: ________________________________________
                                   Name:_______________________________________
                                   Title:______________________________________

                                   TENANT:

                                   TRANSECON, INC., a Colorado corporation


                                   By: ________________________________________
                                   Name:_______________________________________
                                   Title:______________________________________

STATE OF ________________)
                         ) ss.
COUNTY OF _______________)

     The foregoing instrument was acknowledged before me this ________ day of ________________, 1997, by _____________________ as ___________________ of PRIME
WEST BROOMFIELD, INC., general partner of ORIX PRIME WEST BROOMFIELD VENTURE, a Colorado general partnership.

     WITNESS my hand and official seal.

                                    ________________________________________
     ( S E A L )                    Notary Public
                                    My commission expires:



STATE OF ________________)
                         ) ss.
COUNTY OF _______________)

     The foregoing instrument was acknowledged before me this ________ day of ________________, 1997, by _____________________ as ___________________ of ORIX
BROOMFIELD, INC., general partner of ORIX PRIME WEST BROOMFIELD VENTURE, a Colorado general partnership.

     WITNESS my hand and official seal.


                                    ________________________________________
     ( S E A L )                    Notary Public
                                    My commission expires:

STATE OF ________________)
                         ) ss.
COUNTY OF _______________)

     The foregoing instrument was acknowledged before me this ________ day of ________________, 1997, by _____________________ as ___________________ of
TRANSECON, INC., a Colorado corporation.

     WITNESS my hand and official seal.


                              ______________________________________________
     ( S E A L )              Notary Public
                              My commission expires: